SUPPLEMENT DATED August 01, 2003
                                       TO
                          PROSPECTUS DATED MAY 1, 2003

    WEALTHQUEST III VARIABLE UNIVERSAL LIFE INDIVIDUAL FLEXIBLE PREMIUM CONTRACT
                                    ISSUED BY
                       AMERICAN NATIONAL INSURANCE COMPANY
                                   THROUGH ITS
                AMERICAN NATIONAL VARIABLE LIFE SEPARATE ACCOUNT


This supplement updates certain information contained in your prospectus. Please read it carefully and keep it with your prospectus for future reference.


         Effective August 18, 2003, the subaccount investing in the Federated International Small Company Fund II, an investment option under your WealthQuest III Variable Universal Life insurance contract ("Contract"), will be closed to new monies. The Board of Trustees of the Federated Insurance Series has notified American National Life Insurance Company ("American National") that it intends to liquidate the Federated International Small Company Fund II ("Federated International Fund") on or about November 21, 2003.

         Effective August 18, 2003, the subaccount investing in the Federated International Fund will no longer accept new premiums, transfers from other subaccounts or the fixed account, including dollar cost averaging transfers and automatic rebalancing program transfers. Monies already allocated to the subaccount investing in the Federated International Fund will remain in that subaccount until the earlier of: (i) American National receives contrary instructions from the Contract Owner ("you"), or (ii) the Substitution Date, as defined in this supplement.

         In addition, the Federated International Fund subaccount will be deleted, wherever listed, from any instructions you have given us regarding your premium allocation, dollar cost averaging program, automatic rebalancing program, or systematic withdrawal program. American National will reassign the percentages previously assigned to the Federated International Fund subaccount on a pro-rata basis among the remaining subaccounts and fixed account, if applicable, listed in your instructions. If you want us to treat your allocations differently, please call us at 1-800-306-2959.

         On or about November 21, 2003 (the "Substitution Date"), American National will purchase shares of the American National Fund Money Market Portfolio ("Money Market Portfolio") with the proceeds it receives from the liquidation of the Federated International Fund.
         The investment objective and strategies of the Money Market Portfolio are summarized below. Contract Owners should carefully read the portfolio's prospectus.

                  The Money Market Portfolio seeks the highest current income consistent with the preservation of capital and maintenance of liquidity. The Money Market Portfolio seeks to achieve its objective by investing in high-quality short-term money market instruments, including: obligations of the U.S. Government and its agencies, certificates of deposit, banker's acceptances, commercial paper, collateralized mortgage obligations, and corporate bonds and notes. The Money Market Portfolio limits its investments to those short-term securities that it determines present minimal credit risk and meet certain rating requirements (in the two highest short-term rating categories).

         From the date of this Supplement to the Substitution Date, each Contract Owner is permitted to make one transfer of all amounts in the subaccount invested in the Federated International Fund to one, or several, of the other subaccounts available in your Contract. This transfer will not count as a transfer for purposes of assessing a transfer fee or limiting the number of free transfers permitted under your Contract. Also, American National will not exercise any rights reserved under your Contract to impose additional restrictions on transfers until at least 30 days after the Substitution Date. You will be sent a confirmation statement of any transfer.

         If you have not transferred out of the Federated International Fund subaccount by the Substitution Date, American National will automatically invest any monies American National receives upon the liquidation of the Federated International Fund into the subaccount investing in the Money Market Portfolio.

         After the Substitution Date, if you have not voluntarily transferred out of the Federated International Fund subaccount, you will be sent a written confirmation statement and notice informing you that the substitution into the subaccount investing in the Money Market Portfolio has been carried out. You are not required to transfer monies out of the Money Market Portfolio subaccount. However, if you choose to make a transfer, you will have 30 days from the Substitution Date to transfer all monies that were automatically transferred into the Money Market Portfolio subaccount, into one, or several, of the other subaccounts available in your Contract without that transfer counting as a "free" transfer as defined in your Contract. Also, during those 30 days, American National will not exercise any rights reserved under your Contract to impose additional transfer restrictions.